Exhibit 10.1

SECOND AMENDMENT TO LINE OF CREDIT AND SECURITY AGREEMENT

THIS SECOND AMENDMENT TO LINE OF CREDIT AND SECURITY AGREEMENT (this “Agreement”) is made as of August 13, 2013, between and among BLUEROCK MULTIFAMILY GROWTH REIT, INC., a Maryland corporation f/k/a Bluerock Enhanced Multifamily Trust, Inc. (the “Borrower”), and BLUEROCK SPECIAL OPPORTUNITY + INCOME FUND II, LLC, a Delaware limited liability company (“SOIF II”) and BLUEROCK SPECIAL OPPORTUNITY + INCOME FUND III, LLC, a Delaware limited liability company (“SOIF III,” and together with SOIF II and their collective successors and assigns, the “SOIF Parties”).

WITNESSETH:

WHEREAS, the SOIF Parties and the Borrower entered into that certain Line of Credit and Security Agreement dated as of October 2, 2012 (the “LOC Agreement”), which LOC Agreement evidenced a revolving line of credit and the obligation of the Borrower thereunder to repay to the SOIF Parties the principal sum of up to Twelve Million Five Hundred Thousand dollars ($12,500,000.00) (the “Commitment Amount”) plus interest, fees and costs; and

WHEREAS, the SOIF Parties and the Borrower entered into that certain Line of Credit and Security Agreement Modification Agreement dated as of March 4, 2013, whereunder the SOIF Parties and the Borrower modified the LOC Agreement to (i) increase the Commitment Amount to Thirteen Million Five Hundred Thousand dollars ($13,500,000.00), and (ii) extend the maturity date thereof by six (6) months to October 2, 2013; and

WHEREAS, the LOC as amended March 4, 2013 (the “Amended LOC”) is secured by certain assets owned by the Borrower, including but not limited to the Borrower’s membership interests in BR Berry Hill Managing Member, LLC, a majority owner of BR Stonehenge 23 Hundred, LLC, the owner of 23 Hundred, LLC, the owner of a 266-unit multi-family development project known as 23Hundred@Berry Hill, Nashville, Tennessee (the “Berry Hill Collateral”); and

WHEREAS, the outstanding principal balance under Amended LOC as of the effective date is $12,960,000.00; and

WHEREAS, the Borrower is seeking to sell a portion of the Berry Hill Collateral and is requesting the SOIF Parties’ consent to a one-time release of their lien on the cash proceeds that would result from such sale; and

WHEREAS, the SOIF Parties are willing to grant such request, subject to the terms and conditions set forth herein, including but not limited to eliminating the Borrower’s right to further borrow against the Amended LOC;

NOW, THEREFORE, in consideration of the foregoing premises, and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Defined Terms. All capitalized terms used herein and not otherwise expressly defined herein shall have the respective meanings given to such terms in the Amended LOC.

2. Amendment to Amended LOC. The Amended LOC is hereby modified and amended as follows:

A.	The second sentence of Section 1 of the Amended LOC - - which sentence provides as follows: “The Line of Credit shall be a revolving line of credit, against which disbursements may be made to Borrower, repaid by Borrower and additional disbursements made to Borrower, subject to the limitations contained in this Agreement; provided, that the SOIF Parties shall have no obligation to make any disbursement (A) that would cause the outstanding principal balance of the Line of Credit plus all outstanding principal and any accrued but unpaid interest to exceed the Commitment Amount or (B) if there is an Event of Default or a Default (as defined below).” - - is hereby deleted in its entirety.

Exhibit 10.1

B.	Section 2 of the Amended LOC - - which Section provides as follows: “Advances. Advances under the Line of Credit will be made by the SOIF Parties upon receipt by the SOIF Parties of at least five (5) days' prior written notice setting forth the amount of the advance.” - - is hereby deleted in its entirety and is replaced as follows as of the effective date:

“2.	No Re-Borrowing. Borrower shall have no right to make further draws against, or re-borrow any funds under the Line of Credit.”

C.	Section 3 of the Amended LOC - - which Section provides as follows: “The Note. Borrower's obligation to pay the principal of and interest on the Line of Credit shall be evidenced by a Promissory Note (the "Note"), substantially in the form attached hereto as Exhibit A, which shall (i) be duly executed and delivered by Borrower, (ii) be dated as of the date hereof, (iii) be in the stated principal amount of the Line of Credit, (iv) mature on the Maturity Date, (v) bear interest as provided in the Note, and (vi) be governed by this Agreement.” - - is hereby deleted in its entirety and is replaced as follows as of the effective date:

“3.	The Replacement Promissory Note. Borrower's obligation to pay the principal of and interest on the Line of Credit shall be evidenced by a Replacement Promissory Note modified in accordance with this Second Amendment to Line of Credit and Security Agreement including but not limited to providing that it shall (i) be in the stated principal amount of $12,960,000 as of the effective date, (ii) be dated, duly executed and delivered by Borrower as of the effective date hereof, (iii) replace the Note previously delivered under the Amended LOC, (iv) bear interest as provided in the Amended LOC, and (iv) mature on the Maturity Date.”

D.	Section 15 of the Amended LOC Agreement is deleted in its entirety, and is hereby replaced as follows:

“15.	Notices. Any notice required or permitted to be given hereunder shall be in writing and will be deemed received (a) on the date of receipted delivery by a courier service or (b) on the fifth business day after mailing, by registered or certified United States mail, postage prepaid, to the appropriate party at its address set forth below:

If to Borrower:	c/o Bluerock Enhanced Multifamily Advisor
712 Fifth Avenue, 9th Floor
New York, NY 10019
Attn: Michael L. Konig, Esq.

If to SOIF II:	c/o BR SOIF II Manager
712 Fifth Avenue, 9th Floor
New York, NY 10019
Attn: Jordan B. Ruddy

If to SOIF III:	c/o BR SOIF III Manager
712 Fifth Avenue, 9th Floor
New York, NY 10019
Attn: Jordan B. Ruddy”

3. Partial Release of Berry Hill Collateral. The SOIF Parties hereby release the lien of their security interest in nineteen and fifty three one-hundredths percent (19.53%) of the Borrower’s ownership interests in the Berry Hill Collateral, which is the equivalent of a twelve and forty five one-hundredths percent (12.45%) interest in BR Berry Hill Managing Member, LLC, which is the equivalent of a ten and twenty seven one-hundredths percent (10.27%) indirect ownership interest in 23 Hundred, LLC. This will be a one-time release of the SOIF Parties’ security interests, for which the Borrower shall pay the SOIF Parties an aggregate $100,000 release fee, which shall be deemed automatically added to the principal balance of the Replacement Promissory Note as of the date of the Borrower’s sale of such interest in the Berry Hill Collateral and payable from the proceeds of the next sale of assets by Borrower or on the Maturity Date, whichever occurs earlier.

Exhibit 10.1

4. Effectiveness. The modifications provided in paragraph 2 hereof shall be effective as of August 95, 2013.

5. Reaffirmation of LOC Agreement. All other provisions of the Amended LOC shall continue to be in full force and effect.

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Exhibit 10.1

IN WITNESS WHEREOF, Borrower and the SOIF Parties have caused their duly authorized officers to set their hands and seals as of the day and year first above written.

Borrower:

BLUEROCK MULTIFAMILY GROWTH REIT, INC.,

a Maryland corporation f/k/a Bluerock Enhanced Multifamily Trust, Inc.

By:	/s/ Jordan Ruddy
Name:	Jordan Ruddy
Its:	Authorized Signatory

SOIF Parties:

BLUEROCK SPECIAL OPPORTUNITY + INCOME FUND II, LLC

a Delaware limited liability company

By:	BR SOIF II Manager, LLC
a Delaware limited liability company
Its:	Manager

By:	Bluerock Real Estate, L.L.C,
a Delaware limited liability company
Its:	Sole Member

By:	/s/ Ramin Kamfar
Name:	Ramin Kamfar
Title:	Authorized Signatory

BLUEROCK SPECIAL OPPORTUNITY + INCOME FUND III, LLC

a Delaware limited liability company

By:	BR SOIF III Manager, LLC
a Delaware limited liability company
Its:	Manager

By:	Bluerock Real Estate, L.L.C,
a Delaware limited liability company
Its:	Sole Member

By:	/s/ Ramin Kamfar
Name:	Ramin Kamfar
Title:	Authorized Signatory